EXHIBIT 10.25

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-69077, No. 333-51091, No. 333-50895 and No. 333-17097 of DVI, Inc. on Form S-3 and in Registration Statements No. 333-69083, No. 333-50837, No. 333-50695, No. 333-50693 and No. 333-50691 of DVI, Inc. on Form S-8 of our report dated October 11, 2002, appearing in the Annual Report on Form 10-K of DVI, Inc. for the year ended June 30, 2002.

/s/    DELOITTE & TOUCHE LLP

Princeton, New Jersey
October 11, 2002